Summary Prospectus, Statutory Prospectus and Statement of Additional Information Supplement dated February 23, 2022
The purpose of this supplement is to provide you with changes to the current Summary and Statutory Prospectuses and Statements of Additional Information (“SAI”) for the Funds listed below:
Invesco Limited Term Municipal Income Fund
Invesco Short Term Municipal Fund
This supplement amends the Summary and Statutory Prospectuses and SAIs for the above referenced funds (the “Funds”) and is in addition to any other supplement(s), unless otherwise specified. You should read this supplement in conjunction with the Summary and Statutory Prospectuses and SAIs and retain it for future reference.
Effective February 24, 2022, the Funds will no longer participate in a line of credit with certain other Invesco Funds for its borrowing.
LTMI and O-STM-SUMSTATSAI-SUP